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                                                                   Exhibit 24(a)

                            DIRECTOR AND OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-4


                               POWER OF ATTORNEY

     The undersigned director and officer of Lincoln Electric Holdings, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of April 6, 1998.

                                             /s/ Anthony A. Massaro
                                             ------------------------------
                                             Anthony A. Massaro
                                             Director, Chairman, President
                                             and Chief Executive Officer

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                                                                   Exhibit 24(a)


                                   OFFICER OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

     The undersigned officer of Lincoln Electric Holdings, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Frederick G. Stueber with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of April 3rd, 1998

                                        /s/ H. Jay Elliott
                                        ------------------
                                        H. Jay Elliott, Chief Financial Officer
                                        and Treasurer
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                                                                   Exhibit 24(a)



                                  DIRECTOR OF
                        LINCOLN ELECTRIC HOLDINGS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                               POWER OF ATTORNEY

     The undersigned director of Lincoln Electric Holdings, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints H. Jay Elliott and Frederick G. Stueber, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-4 relating to the registration for sale of the Corporation's common shares, without par value, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of April 6, 1998.


                                        /s/ John M. Stropki
                                        ----------------------------------
                                        John M. Stropki, Jr., Director